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                                                                  EXHIBIT 10.113

                                 AMENDMENT NO. 1

                                       TO

                               FACTORING AGREEMENT


     THIS AMENDMENT NO. 1 TO FACTORING AGREEMENT (this "Amendment") is entered into as of April 1, 2004, by and between CYNTHIA STEFFE ACQUISITION, LLC, (the "Company") and THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT").

                                   BACKGROUND

     The Company and CIT are parties to a Factoring Agreement dated as of January 15, 2004 (as amended, modified, restated or supplemented from time to time, the "Factoring Agreement") pursuant to which CIT provides financial accommodations to the Company.

     The Company has requested that CIT make certain amendments to the Factoring Agreement, and CIT is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Company by CIT, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Factoring Agreement.

     2. Amendment to Factoring Agreement.

          (a) The first sentence of Section 15.1 is amended in its entirety to provide as follows:

               "For our services hereunder, you will pay us the following factoring fees or charges of (i) six-tenths of one percent (.60%) of the gross face amount of all Accounts factored with us having a volume of $1.00 to $10,000,000; (ii) fifty-five hundredths of one percent (.55%) of the gross face amount of all Accounts factored with us having a volume of $10,000,000 to $15,000,000;
               (iii) five-tenths of one percent (.50%) of the gross face amount of all Accounts factored with us having a volume of $15,000,000 to $20,000,000; and (iv) forty-five hundredths of one percent (.45%) of the gross face amount of all Accounts factored with us having a volume of $20,000,000 or more."

          (b) The First sentence of Section 16.1 is amended in its entirety to provide as follows:


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               "The term of this Agreement shall be for one year, beginning
April 1, 2004 and terminating March 31, 2005 ("Initial Term")."

     3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: CIT shall have received (i) five (5) copies of this Amendment executed by the Company and CIT and (ii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by CIT or its counsel, each of which shall be in form and substance satisfactory to CIT and its counsel.

     4. Representations and Warranties. The Company hereby represents and warrants as follows:

          (a) This Amendment and the Factoring Agreement, as modified hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms.

          (b) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (c) As of the date hereof, the Company has no defense, counterclaim or offset with respect to the Factoring Agreement.

     5. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereto that would call for the application of the laws of any other jurisdiction.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts, Facsimile Signatures. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     8. Effect on the Factoring Agreement.

          (a) Upon the effectiveness of this Amendment, each reference in the Factoring Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Factoring Agreement as modified hereby.

          (b) Except as specifically modified hereby, the Factoring Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.


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          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of CIT, nor constitute a waiver of any provision of the Factoring Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.



                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                       CYNTHIA STEFFE ACQUISITION, LLC


                                       By: /s/Barton Heminover
                                           ------------------------------------
                                           Name:  Barton Heminover
                                           Title: Chief Financial Officer


                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By: /s/John Szwalek
                                           ------------------------------------
                                           Name:  John Szwalek
                                           Title: Vice President


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